UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  September 13, 2005


                             AFP Imaging Corporation
             (Exact name of registrant as specified in its charter)


           New York                     0-10832                   13-2956272
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                  250 Clearbrook Road
                  Elmsford, New York                              10523
       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (914) 592-6100


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On September 13, 2005, we, AFP Imaging Corporation, issued a press release announcing our financial results for the fiscal year ended June 30, 2005. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.    Financial Statements and Exhibits.

Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number       Description
-------      -----------
  99.1       Press Release of AFP Imaging Corporation, dated September 13, 2005.





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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 13, 2005

                                                     AFP Imaging Corporation



                                                     By: /s/ Elise Nissen
                                                        ------------------------
                                                         Elise Nissen,
                                                         Chief Financial Officer





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

                             AFP Imaging Corporation
                  Form 8-K (Date of Report: September 13, 2005)

                                  Exhibit Index

 Exhibit
  Number     Description
---------    -----------
   99.1      Press Release of AFP Imaging Corporation, dated September 13, 2005.







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